                                                                EXHIBIT 7(b)(ii)


            THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES

           ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED

              EXCEPT IN COMPLIANCE WITH SUCH ACT AND THE RULES AND

                REGULATIONS PROMULGATED THEREUNDER AND APPLICABLE

                              STATE SECURITIES LAWS

Number of Shares:      2,480,997    shares (subject to adjustment as provided
                                            herein)

Date of Issuance:      August 6, 1996

                        ADVANCED VOICE TECHNOLOGIES, INC.

                          Common Stock Purchase Warrant

                               (Non-Transferable)

         Advanced Voice Technologies, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that AT&T Corp. ("AT&T"), is entitled, subject to the terms set forth below, to purchase from the Company 2,480,997 shares of Common Stock, $.0001 par value per share, of the Company (the "Common Stock"), at a purchase price of $.10 per share. The shares of Common Stock purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

         1.       EXERCISE.

         (a) The "First Tranche" of four hundred thirteen thousand and five hundred (413,500) shares Warrant Shares shall vest and become exercisable on August 6, 1997, and the balance of the Warrant Shares shall vest and become exercisable as follows, in all cases without prejudice to AT&T's rights set forth in Sections 2(a)-(f):

                  (1) The "Second Tranche" of five hundred sixteen thousand eight hundred and seventy four (516,874) Warrant Shares shall vest and become exercisable at such time as AT&T has effected payments to the Company (including sales commissions) pursuant to the terms of the Agreement dated August 6, 1996 between the Company and AT&T (the "Agreement") of at least $12 million cumulatively;

                  (2) The "Third Tranche" of six hundred sixty four thousand five hundred and fifty three (664,553) Warrant Shares shall vest and become exercisable at such time as AT&T has effected payments as aforesaid of at least $16 million cumulatively; and

                  (3) The "Fourth Tranche" of eight hundred eighty six thousand and seventy (886,070) Warrant Shares shall vest and become exercisable at such time as AT&T has effected payments as aforesaid of at least $20 million cumulatively.

In the event that there is a Change in Control of the Company on or before August 6, 1997, then the First Tranche of four hundred thirteen thousand and five hundred (413,500) Warrant Shares, as adjusted pursuant to Section 2(a)-(f), shall immediately become exercisable.

         (b) Each exercise of this Warrant shall be effected by surrender of this Warrant, with the purchase form appended hereto as Exhibit I duly executed by AT&T, at the principal office of the Company, accompanied by payment in full, by wire transfer, bank check or other method acceptable to the Company, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

         (c) AT&T may, at its option, elect to pay some or all of the Purchase Price payable upon an exercise of this Warrant by canceling a portion of this Warrant (to the extent then exercisable) with respect to such number of Warrant Shares as is determined by dividing (i) the total Purchase Price payable in respect of the number of Warrant Shares being purchased upon such exercise by
(ii) the excess of the Fair Market Value per share of Common Stock as of the effective date of exercise, as determined below (the "Exercise Date"), over the Purchase Price per share. The Fair Market Value per share of Common Stock shall be determined as follows:

                  (i) If the Common Stock is listed on a national securities exchange, the NASDAQ National Market or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the last reported sale price per share of Common Stock thereon on the Exercise Date, or, if no such price is reported on such date, such price on the next preceding business day for which such price is reported.

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                  (ii) If the Common Stock is not listed on a national
securities exchange, the NASDAQ National market or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount determined in good faith by the Board of Directors to represent the value per share the Common Stock would have if it were publicly traded on a nationally recognized exchange or trading system, not as an initial public offering but on a seasoned basis and without any unusual market conditions or any premium for control or discount for minority interests, illiquidity or restrictions on transfer.

         (d) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(b) above. At such time, AT&T shall be deemed to have become the holder of record of the Warrant Shares issuable upon such exercise.

         (e) As soon as practicable after the exercise of this Warrant in full or in part, the Company, at its expense (including without limitation the payment of any applicable stamp taxes), will cause to be issued in the name of, and delivered to, AT&T:

                  (i) a certificate for the number of full Warrant Shares to which AT&T shall be entitled upon such exercise plus, in lieu of any fractional shares to which AT&T would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

                  (ii) in case such exercise is in part only, a new warrant (dated the date hereof) of like tenor, calling on the face thereof for the number of Warrant Shares equal to the number of such shares called for on the face of this Warrant (as adjusted pursuant to the provisions of Section 2 hereof) minus the sum of (a) the number of such shares purchased by AT&T upon such exercise plus (b) the number of Warrant Shares (if any) covered by the portion of this Warrant canceled in payment of the Purchase Price payable upon such exercise pursuant to Section 1(c) above.

         (f) Any portion of this Warrant that becomes exercisable shall remain exercisable until the termination of the Agreement (including any extensions thereof); provided that any portion of this Warrant that remains unexercised at the time of such termination shall lapse and be of no further force and effect unless such termination is a termination of the Agreement by AT&T in accordance with the provisions of Section 10(a) of the Agreement (a "Company Termination"). In the event of a Company Termination, this Warrant shall remain exercisable by AT&T for a period of 180 days thereafter to the extent set forth below:


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
                  (i) the First Tranche of 413,500 Warrant Shares, as adjusted by Section 2(a)-(f), shall automatically vest and become exercisable as aforesaid; and

                  (ii) if such Company Termination occurs prior to the payment by AT&T to the Company of $12 million cumulatively as provided in Section 1(a)(1), the number of Warrant Shares which shall automatically vest and become exercisable as aforesaid shall be equal to the number derived by multiplying the number of Warrant Shares in the Second Tranche of 516,874 Warrant Shares, as adjusted by Section 2(a)-(f), by a fraction, the numerator of which shall be the total payments made by AT&T to the Company under the Agreement and the denominator of which shall be $12 million; and

                  (iii) if such Company Termination occurs on or after the date by which AT&T has made payments of at least $12 million but less than $16 million cumulatively as provided in Section 1(a)(2), the number of Warrant Shares which shall automatically vest and become exercisable as aforesaid shall be equal to the number derived by multiplying the number of Warrant Shares in the Third Tranche of 664,553 Warrant Shares, as adjusted by Section 2(a)-(f), by a fraction, the numerator of which shall be the total payments in excess of $12 million made by AT&T to the Company under the Agreement and the denominator of which shall be $4 million; and

                  (iv) if such Company Termination occurs on or after the date by which AT&T has made payments of at least $16 million cumulatively as provided in Section 1(a)(3), the number of Warrant Shares which shall automatically vest and become exercisable shall be equal to the number derived by multiplying the number of Warrant Shares in the Fourth Tranche of 886,070 Warrant Shares, as adjusted by Section 2(a)-(f) below, by a fraction, the numerator of which shall be the total payments in excess of $16 million made by AT&T to the Company under the Agreement (but in no event greater than $4 million) and the denominator of which shall be $4 million.

         2.       ADJUSTMENTS.

         (a) If outstanding shares of Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of Warrant

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
Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

         (b) If there shall occur any capital reorganization or reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in Section 2(a) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that AT&T shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which AT&T would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, AT&T had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of AT&T, such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

         (c) If the Company distributes any rights, options or warrants to all holders of Common Stock entitling them to purchase shares of Common Stock (the "Offered Shares") at a price per share less than the Purchase Price on the record date for the distribution (the "Current Price"), the Purchase Price will be adjusted to the quantity determined by multiplying the Current Price by the fraction equal to (i) the number of shares of Common Stock outstanding on the record date (the "Outstanding Shares") plus the Adjusted Number of Offered Shares divided by (ii) the number of Outstanding Shares plus the number of Offered Shares. For the purposes of that calculation, the Adjusted Number of Offered Shares shall be equal to the number of Offered Shares multiplied by the ratio of the exercise price for the Offered Shares to the Current Price. The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive the rights, options or warrants. When any such adjustment is required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by multiplying the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment by the ratio of the Current Price to the Purchase Price in effect immediately after such adjustment.

         (d) If the Company distributes to all holders of Common Stock any of its assets, including but not limited to cash, debt securities, preferred stock, or any rights or other securities of the Company, the Purchase Price shall be adjusted by multiplying the Purchase Price on the record date for such distribution by a ratio (the "Ratio") equal to the quantity determined by dividing (i) the Market Value of the Company on the record date less the fair market value on the record date, as determined by the Board of Directors in good faith, of the total assets to be distributed to the holders of Common Stock by
(ii) the Market Value of the Company on the record date. The Market Value of the Company on the record date shall be equal to the Fair Market Value of a share of Common Stock, determined as set forth in Section 1(c) above, times the total number of shares of Common Stock outstanding on the record date. The adjustment shall be made successively whenever any distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution. When any such adjustment is required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment divided by the Ratio.

         (e) If (other than as provided in Section 2(f) below) the Company issues any shares of Common Stock to any third party prior to the exercise in full of the Warrant, the Company shall offer to AT&T a number of shares equal to two-thirds of the number of shares of Common Stock issued to such third party at the price and on the terms offered to such third party.

         (f) If the Company has issued or issues to any third party any securities which are in one or more transactions convertible into or exercisable for Common Stock ("Securities"), the Company shall, upon such conversion or exercise, offer to AT&T a number of shares equal to two-thirds of the number of shares of Common Stock so converted or exercised. In the case of Securities issued on or prior to the date hereof, the Common Stock shall be offered to AT&T at a price of $.10 per share. In the case of Securities that are issued subsequent to the date hereof, the Common Stock shall be offered to AT&T at the price offered to the third party. In both cases, the Common Stock offered to AT&T shall be allocated among the four tranches established in Section 1(a) in proportion to the number of shares originally in each tranche and shall vest and become exercisable in accordance with the terms applicable to each tranche.

         (g) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to AT&T a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the

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facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified above.

         3.       FRACTIONAL SHARES.

The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to
Section 1(c) above.

         4.       TRANSFER RESTRICTIONS.

         (a) This Warrant may not, without the prior written consent of the Company, be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of, whether voluntarily or by operation of law.

         (b) Upon each and every exercise of this Warrant (whether an exercise for cash or in a "cashless" exercise as permitted by Section 1(c) above), the Warrant Shares may be sold or transferred if either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Securities Act"); or (ii) the Company first shall have been furnished with an opinion of legal counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act and applicable Blue Sky laws; or
(iii) the holding period specified in paragraph (d) of Rule 144 under the Securities Act has expired or, if the Securities and Exchange Commission (the "SEC") amends Rule 144, such shorter holding period as has been established by the SEC for the successor to Rule 144.

         (c) All Warrant Shares issuable upon exercise of this Warrant shall contain a legend, substantially similar to the legend set forth in this Warrant, with respect to the transferability of such shares, until such time as the Company shall have been advised by its counsel that such legend is no longer required by law.

         5.       NO IMPAIRMENT.

In addition to the undertaking of the Company set forth in Section 7(i), the Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of AT&T against impairment.


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
         6.       NOTICES OF RECORD DATE, ETC.

In case:

         (a) the Company shall take a record of the holders of Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

         (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

         (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to AT&T a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer dissolution, liquidation, or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

         7.       COVENANTS.

         (a) Exchange Listing. The Company will at all times that this Warrant remains exercisable, in whole or in part, maintain the listing (or authorization for quotation) of the Common Stock on a nationally recognized exchange or trading system.

         (b) Reservation of Shares. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

         (c) Rule 144 Information. The Company will at all times that this Warrant can be exercised, in whole or in part, maintain "adequate current public information" regarding the Company within the meaning of paragraph (c) of Rule 144.

         (d) Piggy Back Registration. If the Company at any time proposes to register any of its authorized but unissued shares of Common Stock under the Securities Act on a form and in a manner that would permit registration of Warrant Shares (other than a registration statement on Form S-4 or Form S-8 or any successor Form) for sale to the public under the Securities Act, it will each such time give prompt written notice to AT&T of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, whether or not such registration will be in connection with an underwritten offering of its Common Stock and, if so, the identity of the managing underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting). Upon the written request of AT&T delivered to the Company within 30 days after such notice shall have been given (which request shall specify the Warrant Shares intended to be disposed of and the intended method of disposition), the Company will use its best efforts to effect the registration under the Securities Act (subject to the Company's election not to pursue registration), as expeditiously as is reasonable, of all Warrant Shares that the Company has been so requested to register, to the extent requisite to permit the disposition (in accordance with the intended methods thereof) of the Warrant Shares so to be registered under the procedures set forth in this Section 7; provided, however, that if (i) the registration so proposed by the Company involved an underwritten offering of the securities so to be registered, and (ii) the managing underwriter of such underwritten offering selected by the Company shall advise the Company that, in its judgment, the number of securities proposed to be included in such offering by the Company (the "Company Securities") and the number of shares of Warrant Shares proposed to be included in such offering should be limited due to market conditions, then the Company will promptly advise AT&T and may require, by written notice to AT&T, that, to the extent necessary to meet such limitation, Warrant Shares be excluded from such offering.

         (e) Required Registration. If the Company fails to maintain "adequate current public information" as required by Section 7(c), AT&T may request, in writing, that the Company effect the registration on Form S-3, or if the Company is not then eligible to use Form S-3 for such registration, on Form S-1, of the Warrant Shares for resale of the Warrant Shares, provided that AT&T may not make such a request within 180 days after the closing of a public offering (regardless of whether AT&T shall have sold Warrant Shares as part of such public offering) pursuant to Section 7(d). If AT&T intends to distribute the Warrant Shares by means of an underwriting, AT&T shall so advise the

Company in its request, provided that the managing underwriter shall be reasonably acceptable to the Company and the underwriting agreement shall be in customary form. Upon receipt of such request, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S- 3 or on Form S-1, as the case may be, of the Warrant Shares. The Company shall not be required to effect more than one registration pursuant to this
Section 7(e).

         (f) Registration Procedures. If the Company is required by the provisions of this Agreement to effect the registration of the Warrant Shares under the Securities Act, the Company shall:

                  (i) file with the SEC a Registration Statement with respect to the Warrant Shares and use its best efforts to cause that Registration Statement to become and remain effective until the earlier of (x) the time all Warrant Shares have been sold pursuant thereto or otherwise; (y) the time all Warrant Shares could be sold by AT&T within a three-month period without a registration statement under Rule 144 or otherwise; or (z) 45 days from the date that such Registration Statement is declared effective by the SEC;

                  (ii) as expeditiously as possible prepare and file with the SEC any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective;

                  (iii) as expeditiously as possible furnish to AT&T such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as AT&T may reasonably request in order to facilitate the public sale or other disposition of the Warrant Shares; and

                  (iv) as expeditiously as possible use its best efforts to register or qualify the Warrant Shares covered by the Registration Statement under the securities or "Blue Sky" laws of such states as AT&T shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable AT&T to consummate the public sale or other disposition in such states of the Warrant Shares; provided, however, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

         If the Company has delivered preliminary or final prospectuses to AT&T and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify AT&T and, if requested, AT&T shall immediately cease making offers of Warrant Shares and return all prospectuses to the Company. The Company shall promptly provide

AT&T with revised prospectuses and, following receipt of the revised prospectuses, AT&T shall be free to resume making offers of the Warrant Shares.

         (g) Prospectus Delivery Requirements. AT&T shall not make any sales of Warrant Shares without causing the prospectus delivery requirements under the Securities Act to be satisfied and AT&T shall promptly advise the Company of any changes in the information concerning AT&T contained in any prospectus included in any Registration Statement. AT&T acknowledges that occasionally there may be times when the Company must suspend the use of the prospectus forming a part of a Registration Statement until such time as an amendment to such Registration Statement has been filed by the Company and declared effective by the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Without limiting the generality of the foregoing, the Company shall be entitled to suspend the use of the prospectus forming a part of such Registration Statement in any of the following periods:

                  (i) any period during which the Company is engaged in any activity or transaction or preparations or negotiations for any activity or transaction ("Company Activity") that the Company desires to keep confidential for business reasons, if the Company determines in good faith that the public disclosure requirements imposed on the Company under the Securities Act in connection with the Registration Statement would require disclosure of the Company Activity; or

                  (ii) any period during which the Company is offering or selling shares of its capital stock pursuant to a registration statement (other than a registration statement on Form S-4 or Form S-8, or any successor Form) filed with the SEC under the Securities Act (with such period to begin three weeks prior to the date established in good faith by the Company as its target date for the pricing of such offering and terminate upon the closing of (or decision to abandon) the sale of such shares), subject to a managing underwriter's reasonable request for a different period.

         AT&T hereby covenants that it will not offer or sell any Warrant Shares pursuant to any prospectus during the period commencing at the time at which the Company gives it notice of the suspension of the use of said prospectus and ending at the time the Company gives it notice that AT&T may thereafter effect sales pursuant to said prospectus.

         (h) Allocation of Expenses. The Company shall pay all Registration Expenses of any registration under this Section 7. The term "Registration Expenses" shall mean all expenses incurred by the Company in complying with the registration provisions of the Section 7, including without limitation all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and state "Blue Sky" fees and expenses, but excluding underwriting discounts, selling commissions and the fees and expenses of AT&T's own counsel and, with respect to subsection (e) above, underwriters' counsel.

         (i) Certain Corporate Actions. The Company will not at any time that this Warrant remains exercisable adopt any shareholder rights plan, "poison pill" or other anti-takeover defense which does not "grandfather" AT&T's right to acquire all or any portion of the Warrant Shares.

         (j)      Indemnification.

                  (i) In the event of registration of the Warrant Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless AT&T, each underwriter of such Warrant Shares, and each other person, if any, who controls AT&T or such underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which AT&T or such underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or "Blue Sky" laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Warrant Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse AT&T and such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by AT&T and such underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of AT&T or such underwriter or controlling person specifically for use in the preparation thereof.

                  (ii) In the event of registration of the Warrant Shares under the Securities Act pursuant to this Agreement, AT&T will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or "Blue Sky" laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Warrant Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to AT&T and furnished in writing to the Company by or on behalf of AT&T specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of AT&T hereunder shall be limited to an amount equal to the proceeds to AT&T of the Warrant Shares sold in connection with such registration.

                  (iii) Each party entitled to indemnification under this
Section 7(h) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7(h) except to the extent that it is actually prejudiced by the failure to give such notice. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnifying Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

         (k) Information by AT&T. AT&T shall furnish to the Company such information regarding AT&T and the distribution proposed by AT&T as the Company may reasonably request in connection with, and otherwise cooperate with the Company in the filing of, any registration, qualification or compliance referred to in this Agreement.

         (l) Transfers of Rights. None of the rights set forth in this Section 7 may be transferred or assigned, whether voluntarily or by operation of law, without the prior written consent of the Company.

         (m) Updated Information. Upon AT&T's reasonable request and at reasonable intervals not to exceed six months, the Company will provide written updates, certified by the chief executive officer of the Company, of the information referenced in Section 8(b) and/or listed in Exhibit II.

         8. Representations and Warranties of the Company. The Company represents and warrants, for the benefit of AT&T, as follows:

         (a) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as currently owned and conducted, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

         (b) the Company's authorized capitalization consists of 1,000,000 shares of "blank check" preferred stock, of which none are outstanding, and of 25,000,000 shares of Common Stock, of which 3,721,495 are outstanding, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the Company has not issued or agreed to issue any bonds, notes, debentures or other evidences of indebtedness directly or indirectly convertible into Common Stock; the Warrant Shares issuable upon exercise of the Warrant have been duly and validly authorized and reserved for issuance, and such shares, when issued and delivered in accordance with the provisions of the Warrant against payment of the Purchase Price therefor, will be duly and validly issued, fully paid and non-assessable; attached hereto as Exhibit II is a true, correct and complete list of all warrants, options and convertible securities of the Company providing for the direct or indirect acquisition of shares of capital stock of the Company, or other arrangements providing for such issuance, specifying in each case the particular security or arrangement, the expiration date, the exercise, option or conversion price, the number of shares that may be obtained upon exercise or conversion and the number of shares issuable to AT&T on an aggregate and per-tranche basis.

         (c) each of the Agreement and the Warrant has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         (d) the issue and sale of the Warrant, the issuance of the Warrant Shares of the Company upon exercise of the Warrant, the compliance by the Company with all of the provisions of the Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Warrant or the Warrant Shares or the consummation of the other transactions contemplated by the Agreement other than applicable Blue Sky laws; and

         (e) there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company would individually or in the aggregate (after giving effect to any applicable insurance, reinsurance or reserves therefor) have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         9. Deliveries. The Company shall deliver, concurrent with the transactions contemplated by Section 8 of the Agreement, the following items, each dated the date on which the transactions referenced in Section 2 of the Agreement shall have been consummated:

                  i) copies, certified by the Secretary of the Company, of all resolutions of the Company's Board of Directors or committee thereof regarding the Agreement, this Warrant and the Warrant Shares.

                  ii) a certificate of the Secretary of the Company as to the incumbency of the Company officers executing the Agreement and this Warrant.

                  iii) an opinion of counsel for the Company in form and substance satisfactory to AT&T.

         10. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu therefor, a new Warrant of like tenor.

         11. Mailing of Notices. All notices and other communications in connection herewith from the Company to AT&T shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by AT&T. All notices and other communications from AT&T in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to AT&T in writing by the Company.

         12. No Rights as Stockholder. Until the exercise of this Warrant, AT&T shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

         13. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

         14. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

         15. Definitions. The following terms as used in this Warrant shall have the meanings set forth below:

                  Person means an individual, a partnership, a joint venture, a corporation, an association, a trust or any other entity or organization, including a government or any department or agency thereof.

                  Change in Control of the Company shall be deemed to have occurred at such time as any Person or any group ("Group") of Persons within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, other than AT&T, is or becomes the beneficial owner, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such Person or Group to exercise 20 percent or more of the total voting power of all shares of capital stock of the Company entitled to vote in elections of directors.

         16. Governing Law. This Warrant will be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the choice-of-law principles thereof.


                                   ADVANCED VOICE TECHNOLOGIES, INC.

                                   By: /s/ Illegible
                                       -------------------------

                                   Title: CHAIRMAN

AGREED:
AT&T CORP.

By: /s/ Illegible
    ---------------------------------

Title: VICE PRESIDENT

                                                                       EXHIBIT I

                                  PURCHASE FORM

To:  Advanced Voice Technologies, Inc.

     Dated:_____________


         The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase ____________ shares of the Common Stock covered by such Warrant. The undersigned herewith makes payment of $_______________, representing the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

                  $______ by wire transfer, bank check or other method acceptable to Advanced Voice Technologies, Inc. and/or the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ Warrant Shares (using a Fair Market Value of $_______ per share for purposes of this calculation).

                                AT&T CORP.

                                By:__________________________

                                Title:_________________________